Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

We consent to the use in this Form 8-K of our report dated August 10, 2017 on the consolidated financial statements of Cache Holdings, Inc. for the years ended December 31, 2016 and 2015.

/s/ SEWELL & TAYLOR LLP SEWELL & TAYLOR LLP Tulsa, Oklahoma February 7, 2018